LICENCE AGREEMENT
                               -----------------

      THIS AGREEMENT MADE the 28th day of October, 2003.

BETWEEN:

                 WAL-MART CANADA CORP., carrying on business as
                                  "SAM'S CLUB"

                      (hereinafter called the "Licensor")

                                                               OF THE FIRST PART

                                     -and -

                              3577996 CANADA INC.

                      (hereinafter called the "Licensee")

                                                              OF THE SECOND PART

WHEREAS:

1. the Licensor is the owner and operator of a chain of membership warehouse clubs under the trade name/trade mark SAM'S CLUB at several locations within Canada;
2. the Licensee has requested and the Licensor has agreed to grant it licences to operate certain cellular telephone service sale kiosks in certain of the Licensor's clubs;
3. the Licensor and the Licensee wish to enter into this Agreement for the purposes of establishing the framework within which the aforesaid licences shall operate;

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants, conditions and agreements herein contained, other good and valuable consideration and the sum of Five Dollars ($5.00) paid by each party to the other (the receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree, each with the other, as follows:

1.00  Definitions and Recitals

1.01 For the purposes of this Agreement the following terms shall have the meanings hereafter ascribed to them:

      "Business Day" shall mean any day of the week except a Saturday, Sunday, or a statutory holiday in the Province of Ontario;

      "Clubs" shall mean those membership warehouse establishments owned and operated by the Licensor from time to time (including, without in any way limiting the generality of the foregoing, any indoor or enclosed mall area within which the Licensor is entitled to sell merchandise) as more particularly set forth in the Licence Schedules; and "Club" shall mean any one of the Clubs;

      "Gross Sales" shall mean the entire amount of all revenue and receipts, whether from cash, cash equivalent, credit, or otherwise, of all sales of merchandise (including gift and merchandise certificates), services provided, and any other business activity conducted in connection with the Licensee's Businesses, including mail or telephone orders received or filled in connection with any of the Licensee's Businesses, deposits not refunded to purchasers, orders taken although said orders may be filled elsewhere, sales to employees, sales through vending machines or other devices, and sales by a concessionaire, licensee, third person or otherwise in relation to the Licensee's Businesses. Each sale upon installment or credit shall be treated as a sale for the full price in the

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                                       2


      year during which such sale was made, irrespective of the time when Licensee receives payment from its customer. No deduction shall be allowed for uncollected or uncollectable credit accounts; "Gross Sales" shall not, however, include (i) any sums collected and paid out for any sales or goods and services tax imposed by any duly constituted governmental authority on any sale effected in connection with the Licensee's Businesses; (ii) the exchange of merchandise between the various locations of the Licensee, if any, where such exchanges are made solely for the convenient operation of the business of the Licensee and not for the purpose of consummating a sale which has theretofore been made in connection with one of the Licensee's Businesses and/or for the purpose of depriving the Licensor of the benefit of a sale which otherwise would be made in connection with one of the Licensee's Businesses; (iii) the amount of returns to shippers or manufacturers, nor the amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by purchaser and accepted by the Licensee; or (iv) sales of the Licensee's trade fixtures;

      "Licence Schedule" shall mean the executed licence schedules forming Schedule "A-l to and including A-4" attached hereto and forming a part of this Agreement, together with any New Club Licence Schedules;

      "Licensee's Business" shall mean the operation of a cellular telephone service sale kiosk within a Licensed Premise, whereby only the following services are provided to members of the Clubs: cellular telephone services representing no less than three (3) carriers operating in Canada (unless otherwise agreed by Licensor), internet services and satellite television services together with such other services and/or merchandise as may be approved by the Licensor in writing from time to time, in its sole, absolute and unfettered discretion, which approval may be withheld for any or no reason whatsoever and which may be subject to removal of an existing type of merchandise previously approved by Licensor. Notwithstanding the foregoing and for greater certainty, the Licensee's Business shall not include the sale of any merchandise or provision of any service which in the sole, absolute and unfettered opinion of the Licensor from time to time, conflicts with any aspect or category of the merchandise and/or services sold by the Licensor; and "Licensee's Businesses" shall mean more than one or all of the Licensee's Businesses collectively, as the case may be;

      "Licensed Premise" shall mean such physical area within a Club as the Licensor shall designate from time to time in its sole, absolute, and unfettered discretion for the Licensee's Business, with respect to those Clubs for which a Licence Schedule has been executed by the parties from time to time. For greater certainty "Licensed Premise" shall not include any Licensed Premise with respect to which the application of this Agreement has been terminated save and except as referred to in Article
      12.00 and any other provision of this Agreement expressed to survive the termination of this Agreement; and "Licensed Premises" shall mean more than one or all of the Licensed Premises collectively, as the case may be;

      "Monthly Licence Fee" shall mean in respect of each individual  Licensee's
      Business,   unless  otherwise  specified  in  a  Licence  Schedule  for  a particular Licensee's Business, one thousand dollars ($1000);

      "New Club Licence Schedule" shall mean a new club licence schedule executed by the parties in substantially the form set forth in Schedule "B" attached hereto and forming part of this Agreement;

      "Percentage Licence Rate" shall mean in respect of each individual Licensee's Business unless otherwise specified in a Licence Schedule for a particular Licensee's Business, nine (9%) percent;

      "Year" shall mean the twelve (12) month period from and including February 1 of each calendar year to and including January 31 of the following calendar year. Notwithstanding the foregoing, the first "year" of the Term with respect to each of the Licensee's Businesses shall be the period from and including the Commencement Date to and including January 31 of the calendar year following that within which the Commencement Date falls.

..02   The  recitals  hereinbefore  contained  are true and  correct  and form an integral part of this Agreement.

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                                        3


      Licence

2.01 Subject to the provisions of this Agreement, the Licensor hereby grants to the Licensee the non-exclusive right and licence to carry on the Licensee's Businesses during the Term for the purposes set forth in section 5.01. Notwithstanding the foregoing, the sales area of the Licensee is to be an integral part of each Club, and neither party shall limit access thereto or the flow of Club member traffic through such area. For greater certainty, the Licensor shall at all times maintain care, control and access to the Licensed Premises.

2.02 The Licensor shall be entitled from time to time to unilaterally relocate a Licensed Premise within a Club for any reason whatsoever acting reasonably, by the delivery of written notice to that effect to the Licensee. The Licensor shall be further entitled if the Licensor ceases operation of a Club and commences the operation of a new Club in the same market area, to unilaterally relocate the Licensed Premise of the old Club to the new Club, by the delivery of written notice to that effect to the Licensee. The Licensee shall, comply with the said notice and effect such work as the Licensor stipulates is necessary for it to make the Licensed Premise comply with the said notice, and the Licensor shall reimburse the Licensee for reasonable costs actually incurred to effect such relocation (which for greater certainty shall not include any charge for administrative work or overhead of the Licensee connected with such move, or for any loss of business or lack of trade during any period within which the Licensee's business operations are interrupted by the Licensor). In the event that any such relocation precludes the Licensee from operating its business as a result of work necessary to be effected by the Licensor to facilitate such relocation, the Licensee shall not be required to pay the Monthly Licence Fee in connection with the affected Licensed Premise for the period of such interruption. The Licensor shall be entitled, acting reasonably, to designate the time and manner within which the aforesaid work shall be effected by the Licensee by the inclusion of same in the aforesaid notice, in which case the Licensee shall comply with same. The Licensee covenants and agrees to effect such work in a diligent and expedient fashion and to ensure that the area wherein the Licensed Premise was formerly located is restored to its original condition.

2.03 The Licensee, its employees, agents, contractors, service personnel, and customers shall have, subject to section 2.04, in common with all other persons entitled thereto, free access to and use of all entrances, stairways, aisles, corridors, washrooms, and other areas open to Club members within a Club from time to time as the Licensor shall designate during such time(s) as the Licensee shall operate its business within the Licensed Premise in such Club.

2.04 Notwithstanding section 2.03, the Licensee, its employees, agents, contractors, and service personnel shall only have access to such portions of a Club as the Licensor or its Club manager shall designate from time to time for the purpose of transporting supplies, equipment, merchandise, goods, trade fixtures, and/or such other chattels as the Licensee may require from time to time, to and from the Licensed Premise. The Licensor shall retain exclusive possession and control of all keys and security codes to the Club and its security systems.

2.05 The Licensor shall have the right to install through or upon the Licensed Premises such pipes, aisles, conduits, wires, apparatus, and other physical installations in connection with any service system as may be proper or useful for the Licensor's operations, but the same shall be installed so as to interfere as little as possible with the Licensee's use of the Licensed Premises.

2.06 The Licensee acknowledges that it has examined the Licensed Premises in the Clubs and is thoroughly familiar with the condition thereof and accepts each Licensed Premise in the condition existing as at their respective Commencement Dates.

2.07 In the event that the parties shall from time to time desire that this Agreement shall extend to any additional retail premises operated by the Licensor, the parties shall give effect to same by executing a New Club Licence Schedule.

      Term

3.01 Subject to section 3.02, this Agreement and the licences created pursuant to this Agreement shall commence on the date hereinabove set forth and subject to earlier termination as provided for in this Agreement, continue in effect for a term ending at 12:00 midnight on the 29th day of October, 2005 (the "Term").


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                                       4


3.02 Notwithstanding the foregoing, in the event that a Licence Schedule stipulates a later or earlier date of expiration than that set forth in section 3.01, the "Term" in respect of the Licensee's Business governed by such Licence Schedule shall end at 12:00 midnight on the date set forth in the said Licence Schedule.

4.00 Licence Fees

4.01 The Licensee shall pay to the Licensor in respect of each of the Licensee's Businesses, the Monthly Licence Fee each month of the Term, in advance, on the first day of each calendar month, commencing with respect to each of the Licensee's Businesses from and including the date upon which each such Licensee's Business becomes subject to this Agreement (the "Commencement Date"). If the Commencement Date falls on a date other than the first day of a calendar month, the Licensee shall pay to the Licensor on the Commencement Date the sum equal to the Monthly Licence Fee apportioned for the number of days remaining in the calendar month from and including the Commencement Date to the end of that calendar month.

4.02 In addition to the Monthly Licence Fee, the Licensee shall also pay to the Licensor a further amount equal to the amount, if any, by which the product derived by multiplying the total Gross Sales made by Licensee, its employees, concessionaires, agents, licensees, contractors, successors and assigns in connection with such Licensee's Business during the immediately preceding calendar month by the Percentage Licence Rate exceeds the Monthly Licence Fee for such immediately preceding calendar month (the "Percentage Licence Fee"). The Licensee shall pay the Percentage Licence Fee to the Licensor monthly in arrears on the 15th day of each calendar month. For greater certainty, such payments shall be made with respect to the Gross Sales attributable to the immediately preceding calendar month.

4.03 In addition, the Licensee shall bear the cost of and pay to the Licensor all applicable sales, goods and services, value added and other taxes (the "Taxes") exigible from time to time with respect to any payment by it under this Agreement, in accordance with the provisions of the legislation imposing such tax or taxes. The Licensee shall pay the Taxes to the Licensor on the date that it is required to make the payment to the Licensor to which such Taxes apply.

4.04 In the event that the Gross Sales in respect of any Licensee's Business are less than $7,700 per month for three (3) consecutive months during the Term, Licensor may terminate this Agreement or any license created pursuant to this Agreement in respect of the applicable Licensee's Business.

4.05 The Licensee shall deliver to the Licensor on the 15th day of each calendar month, a sales report (the "Sales Report") for the immediately preceding calendar month period containing such information and in the format set forth in Schedule "C" attached hereto and forming a part of this Agreement. For greater certainty, the parties acknowledge and agree that the Sales Report shall be prepared both individually for each of the Licensee's Businesses and for all of them collectively, and shall specify such information as is contemplated by Schedule "C" attached hereto and forming a part of this Agreement. The Licensee further covenants to provide a Sales Report detailing the foregoing information for the immediately preceding year applicable to the Licensee's Businesses, on the date which is twenty-one (21) days following the completion of the Term. The Licensee covenants and agrees to make all of its records pertaining to the Licensee's Businesses available to the Licensor and/or its agents for inspection and/or audit forthwith following the receipt by it of five (5) Business Day's prior written notice from the Licensor requesting same. The Licensee covenants and agrees to retain all such records for a minimum of two (2) years following the end of each year of the Term. The Licensee shall provide the Sales Report to the Licensor prepared using Microsoft Excel(TM) on a 3.5 inch computer disk, as well as on paper.

4.06 The Licensee covenants and agrees to re-adjust any Monthly Licence Fee, Percentage Licence Fee, and/or Taxes that it has paid from time to time in amounts that are less than the amounts provided for in this Agreement forthwith following a request therefor from the Licensor, and/or forthwith following its becoming aware that it has effected such an underpayment to the Licensor. If a Sales Report submitted by the Licensee in respect of one of the Licensee's Businesses is found to be incorrect, so that such error resulted in an under-reporting of Gross Sales to the Licensor equal to or greater than three (3%) percent of the Gross Sales originally reported to the Licensor, the Licensee shall pay all costs incurred by the Licensor with respect to any audit(s) and/or inspection(s) of the Licensee's books and records for all of the Licensee's Businesses which uncovered such error, including, without limiting the generality of the foregoing, the costs of any internal and/or external auditors, accountants, and/or associates of the Licensor directly involved with such process.

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                                       5


4.07 The Licensee shall pay to the Licensor interest on any monies owing to the Licensor under this Agreement at the rate of the annual rate of interest announced from time to time by The Toronto-Dominion Bank as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada plus 2%. Such interest shall accrue from the date such monies first become due and payable to the Licensor and shall be calculated and compounded semi-annually.

4.08 The Licensee covenants and agrees to deliver to the Licensor contemporaneously with its execution of this Agreement, and if requested by the Licensor from time to time, contemporaneously with its execution of a New Club Licence Schedule, copies of all of its then most current financial statements, including without limiting the generality of the foregoing, balance sheet, income statement, statement of retained earnings, and cash flow statement, whether or not same have been independently audited and/or prepared by a chartered accountant. In addition to the foregoing, in the event that any of such financial statements shall be audited and/or prepared by a chartered accountant from time to time, the Licensee shall forthwith deliver copies of any audit report or other report as to the adequacy of such financial statements to the Licensor. The Licensor covenants and agrees to maintain any financial statements and/or other information provided to it under this section 4.08 in the strictest of confidence and shall not disclose any of same to any other person.

5.00 Use of Licensed Premises

5.01 The Licensee shall be entitled to use each Licensed Premise for the purpose of carrying on the Licensee's Business and for no other purpose, save and except for such other purpose as the Licensor may approve in writing from time to time following the receipt of a written request therefor from the Licensee which approval may be withheld for any or no reason whatsoever.

5.02 The Licensee covenants and agrees that, unless otherwise agreed by the parties in respect of a particular item, the price of all merchandise offered for sale at each Licensed Premise in connection with the Licensee's Business shall at any time and from time to time be at least ten percent (10%) less than the lowest price of substantially similar merchandise offered for sale anywhere in Canada by Licensee other than in connection with the Licensee's Businesses, excluding where the price on certain merchandise has been reduced solely as a result of the purchase of a corresponding service contract and further excluding prepaid cards relating solely to the purchase of cellular telephone air time. The Licensee further covenants and agrees that the price of all services offered for sale at each Licensed Premise in connection with the Licensee's Business shall at any time and from time to time be the same or lower than the price of similar services offered for sale anywhere in Canada by Licensee other than in connection with the Licensee's Businesses. Without limiting the generality of the foregoing, Licensor shall be entitled to prohibit Licensee from offering for sale or from continuing to offer for sale, as applicable, any merchandise or services where Licensor determines in its sole, absolute and unfettered discretion, that the pricing of such merchandise or services is too high to be consistent with the Licensor's philosophies, culture and standards in force from time to time.

5.03 The Licensee shall carry on each of the Licensee's Businesses during the entirety of such hours as the Licensor shall specify from time to time, in its sole absolute and unfettered discretion, as its hours of operation for the applicable Club, or such lesser hours as the Licensor may designate by the delivery of written notice to that effect to the Licensee.

5.04 The Licensee hereby acknowledges that its business reputation, intended use of the Licensed Premises as set forth in section 5.01, potential for payment of Percentage Licence Fees and ability to generate patronage to the Licensed Premises and the Clubs were all relied upon by the Licensor and served as significant and material inducements contributing to the Licensor's decision to enter into this Agreement with the Licensee. The Licensee hereby covenants and agrees: (i) to carry on the Licensee's Businesses under no trade name whatsoever without the Licensor's prior written consent which may be withheld for any reason whatsoever, (ii) to commence on the Commencement Date and thereafter continuously use the Licensed Premises for the retail sale of its goods or services in accordance with its permitted use set forth in section 5.01, during the hours designated by the Licensor pursuant to section 5.03.

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                                       -6-

      Operating Standards / Member Complaints

6.01 The Licensee shall operate its business in an efficient, high class and reputable manner. In addition, the Licensee will conduct all business in conjunction with and abiding by the Licensor's philosophies, culture and standards in force from time to time. The Licensee agrees with the Licensor that the Licensee's business will be operated in a diligent and business-like manner in conformity with the Licensor's standards and policies as may be amended from time to time. The Licensee's employees will at all times, while on the Licensor's premises, maintain a pleasant and courteous attitude toward Club members. While on the Licensor's premises, the Licensee's employees shall be subject to the Licensor's rules and regulations as may be amended from time to time. No smoking, food or drink will be allowed on the sales floor. The personal appearance of the Licensee's employees, agents and workmen must be neat and clean. The Licensee will instruct each employee to refer to the Licensor's Club management for details on all such rules and regulations. The Licensee shall not permit any odours or noise which are objectionable or unpleasant to the Licensor or its members to emanate within a Club nor take any other action which would constitute a nuisance or would disturb or endanger the Club members or occupants of the Club, nor do anything which would tend to injure the reputation of the Club or the Licensor.

6.02 The Licensee shall not conduct within the Licensed Premises any "fire", "bankruptcy", "going-out-of-business," "liquidation," or other similar sale, and/or operate within the Licensed Premises a "wholesale" or "factory outlet" store, a "cooperative store", a "second hand" store, a "surplus" store or a store commonly referred to as a "discount house".

      The Licensee shall maintain all its displays in a neat, and attractive condition at all times.

6.04 The Licensee shall be solely responsible for the control and management of its operations, employment practices and labour relations concerning the Licensee's employees and other persons rendering services to it. For greater certainty, the Licensee shall have the sole and exclusive control over its employees employee relations policies and policies relating to wages, hours of work, working conditions, and conditions of its employees, and the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances, and discharge said employees.

6.05 If the Licensor has any complaint concerning any employees of or persons rendering services to the Licensee, the Licensor shall inform the Licensee of said complaint. The Licensee shall forthwith thereafter take such actions as the Licensee deems appropriate to rectify the subject matter of such complaint and to prevent any similar recurrence in the future.

6.06 All Club member complaints involving the Licensee that are received by the Licensor shall be referred to an employee of the Licensee who shall be designated by the Licensee as its designated corporate representative. The Licensee shall use its best efforts to respond to these complaints within a reasonable period after receipt of same by the Licensee and the Licensee shall make a diligent effort to promptly resolve complaints or otherwise satisfy Club members' concerns and, if so requested by the Licensor, shall advise the Licensor of the status of any complaint and the efforts made to resolve or satisfy same. In the event the Licensor receives over five (5) Club member service complaints in any form (i.e., telephone, written, oral, etc.) per Licensee's Business during any year, the Licensee will reimburse the Licensor, within fifteen (15) days of notice of complaint, the amount of fifty dollars ($50.00) per complaint for administrative services. Said charge is in addition to and not in substitution for any other remedies available to the Licensor under this Agreement, at law, or in equity.

6.07 The Licensee shall not, without the Licensor's prior written consent, which may be withheld for any or no reason, keep anything within a Licensed Premise or use a Licensed Premise for any activity which increases the insurance premium cost or invalidates any insurance policy carried by any person with respect to the Club or any part thereof. All property kept, stored or maintained within the Licensed Premises by or on behalf of the Licensee shall be at the Licensee's sole risk.

6.08 The Licensor  shall maintain and repair the Clubs within which the Licensed
Premises  are  located  to  the  standard  that  it  deems  acceptable,   acting
reasonable, so as to permit the Licensee to operate its business therein.

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                                       -7-


7.00 Kiosk Construction/Alterations

7.01 The area of each Licensed Premise shall be no greater than eighty (80) square feet.

7.02 The Licensee shall not make any replacements, improvements, alterations or renovations to any part of a Licensed Premise (save and except for the installation and removal of non-affixed movable trade fixtures which may be installed without drilling, cutting or other physical alteration of any part of the building within which the Club is located (referred to in this Agreement as "trade fixtures")) from that approved by the Licensor pursuant to this Agreement, without the prior written consent of the Licensor, which may be withheld for any or no reason.

7.03 All alterations, additions, improvements and fixtures (save and except for trade fixtures, unattached readily movable furniture and office equipment) that may be made or installed by the Licensee within a Licensed Premise shall remain upon and be become the property of Licensor upon the termination of this Agreement with respect to such Licensed Premise, unless the Licensor requests their removal in which event the Licensee shall forthwith remove the same and restore such Licensed Premise to its original condition at its sole cost and expense.

7.04 All construction work done by the Licensee within a Licensed Premise shall be performed in a good and workmanlike manner to a standard which is acceptable to the Licensor, in its sole, absolute and unfettered discretion, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Club.

7.05 The Licensee covenants and agrees not to permit any construction lien, claim for lien, or other lien to arise and/or be registered against the title to the property upon which a Club is located as a direct or indirect result of any work undertaken by it or on its behalf in respect of a Licensed Premise. In the event that any such lien shall arise, the Licensee covenants and agrees to, forthwith following becoming aware of same, take all possible action, including without limitation the payment of the monies claimed into court, in order to have such lien removed from the title to the property upon which a Club is located within five (5) Business Days thereafter. In the event that the Licensee defaults in the aforesaid obligation, the Licensor shall be entitled, if it so chooses, to undertake the Licensee's obligations on its behalf and to invoice the Licensee for all costs, including without limitation legal fees in their entirety, associated with same, which shall be payable by the Licensee to the Licensor forthwith upon receipt by the Licensee of a written demand therefor from the Licensor. The foregoing remedy of the Licensor is in addition to and not substitution for any other remedies available to the Licensor under this Agreement, at law, or in equity.

8.00 Insurance

8.01 The Licensee shall, at its sole cost and expense, take out and keep in full force and effect at all times during the Term, with an insurer which is acceptable to the Licensor, a comprehensive commercial general liability insurance policy for bodily injury and property damage with limits in an amount of not less than Two Million ($2,000,000.00) Dollars per occurrence. Such policy of insurance shall include coverage for personal injury liability, bodily injury liability, contractual liability, business interruption relating to the Licensor's operations in any Club, liability for damage to or losses relating to the Licensed Premises and any chattels, property, merchandise, trade fixtures, or monies located therein from time to time, and "all-risk" liability insurance, such coverage to include the business operations conducted by the Licensee on the Licensed Premises. Such policy of insurance shall be endorsed with an endorsement providing that no cancellation of such policy will be effective unless the Licensor shall have received at least sixty (60) days prior written notice of such cancellation. The Licensee shall cause such policy of insurance to name the Licensor as an additional insured and be endorsed with a waiver of subrogation provision in favour of the Licensor. The Licensee shall cause a certificate of insurance executed by the insurer named in the applicable policy or policies of insurance or an insurance broker duly authorized by such insurer to execute such certificate with respect to such policy of insurance and endorsements, to be delivered to the Licensor concurrently with the Licensee's execution of this Agreement and/or from time to time following the receipt of a written request therefor from the Licensor.

8.02 The Licensee covenants and agrees to register itself and all persons engaged for service in connection with the operation of the Licensee's Businesses within the Licensed Premises under the workers compensation legislation applicable to a Licensed Premise and to maintain such coverage(s) in good standing throughout the Term.

      Compliance with Laws

9.01 The Licensee shall, at its sole cost and expense, promptly comply with all statutes, regulations, ordinances, rules, laws, and other legal stipulations of any governmental authority having jurisdiction with respect to a Licensed Premise, pertaining to the Licensee's occupancy of, work undertaken within, and/or business operations(s) within a Licensed Premise. For greater certainty, the parties acknowledge and agree that the Licensee shall be solely responsible to procure and maintain at all times during the term of this Agreement or any renewal thereof, any and all permits and/or approvals of any governmental authority having jurisdiction with respect to the Licensed Premise required in order to occupy, undertake improvements, and operate its business therein, and the Licensor shall have no obligations in this regard whatsoever.

10.00 Confidentiality

10.01 The Licensee acknowledges and agrees that certain information made available to it from time to time by the Licensor, including without limiting the generality of the foregoing, information regarding the opening dates of any Clubs to its members, as well as information disseminated at any management or other meeting(s) held by the Licensor at the Clubs, is confidential in nature. For the purposes of this Agreement, such confidential information (hereinafter referred to as "Wal-Mart Confidential Information") shall be defined as information received by the Licensee, its agent or employees which is not generally known in the industry in which the Licensor is engaged, or which would logically be considered confidential and/or proprietary, or which would do the Licensor harm if divulged, or which is marked "Confidential" or "Proprietary" by the Licensor. Wal-Mart Confidential Information shall not either directly or indirectly be disclosed to others or used in any way by the Licensee or those for whom it is responsible at law, without the prior written permission of the Licensor, which may be withheld for any reason whatsoever. The provisions of this section shall survive and remain in full force and effect following any termination of this Agreement and/or the application of this Agreement to any of the Licensee's Businesses. The Licensee shall not use any trade mark owned or licensed by the Licensor, the name of the Licensor or otherwise refer to the Licensor in any marketing or promotion undertaken by or on behalf of the Licensee without the prior written permission of the Licensor, which may be withheld for any or no reason whatsoever.

10.02 The Licensor covenants and agrees to maintain all financial information provided to it by the Licensee under or as a result of this Agreement, including without limitation the amount of the Gross Sales, in the strictest confidence and shall not disclose same to any other person.

      Parking

11.01 The Licensee shall comply with such rules and regulations as the Licensor may stipulate from time to time with respect to the parking of motor vehicles in the vicinity of any Club. In addition to the foregoing, the Licensee shall provide the licence plate numbers of all automobiles of the Licensee, its employees, agents, and workmen, which are to be parked in the vicinity of any Club, and such persons shall only park in those areas designated by the Licensor as employee parking from time to time.

      Default

12.01 For the purposes of this Agreement, any one or more of the following events shall constitute a material default ("Material Default") of this
Agreement:

      (a) failure of the Licensee to pay the Monthly Licence Fee, Percentage Licence Fee, and/or Taxes on the date that same is due in accordance with the provisions of this Agreement;

      (b) any change of control (as defined by the Income Tax Act (Canada)) of the Licensee with respect to which the prior written consent of the Licensor has not been obtained, which consent may be withheld for any or no reason whatsoever;

      (c)   failure of the Licensee to fully comply with its  obligations  under
            Article 8 hereof;

      (d) failure of Licensee to fully comply with any obligation under this Agreement, the result of which, in Licensor's sole, absolute and unfettered discretion, could have a material adverse effect on Licensor's operations and/or reputation;

      (e)   the Licensee shall (i) generally not pay its debts as they fall due;
            (ii) admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (iii) institute or have instituted against it any proceeding seeking (A) to adjudicate it a bankrupt or insolvent, (B) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or re-organization or relief of debtors or otherwise, or (C) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (iv) take any corporate action to authorize any of the foregoing actions; and/or

      (f)   failure of the Licensee to fully comply with its  obligations  under section 4.08 and/or section 7.05.

12.02 In the event that a Material Default shall occur, the Licensor shall be entitled at any time thereafter to terminate this Agreement or the license created pursuant to this Agreement in respect of the applicable Licensee's
Business(es) and the application of this Agreement to such Licensee's Business(es) (as the case may be) by the delivery of written notice to that effect to the Licensee, and upon the delivery of such written notice to the Licensee this Agreement or such license(s) and the application of this Agreement to such Licensee's Business(es) (as the case may be) shall, subject to any other provision contained herein which is expressed to survive such termination of this Agreement, be at an end. The parties acknowledge and agree that the occurrence of a Material Default shall be incapable of rectification by the Licensee, save and except for a Material Default under section l2.01(a) which can be remedied by making payment in full together with all interest applicable thereto under this Agreement, within ten (10) days following the date upon which same was originally due, failing which such Material Default shall thereafter be incapable of rectification by the Licensee.

12.03 In the event that the Licensee shall at any time fail to fully perform and/or comply with any provision contained in this Agreement, other than one giving rise to a Material Default, and the Licensor shall have delivered written notice to the Licensee requiring the rectification of same, in the event that such rectification shall not have been made by the date which is thirty (30) days following the date of delivery of the aforesaid notice to the Licensee to the satisfaction of the Licensor in its sole, absolute, and unfettered discretion, the Licensor shall be entitled at any time thereafter and prior to the rectification by the Licensee of any such default, to terminate this Agreement or the license created pursuant to this Agreement in respect of the applicable Licensee's Business(es) and the application of this Agreement to such Licensee's Business(es). Such termination shall be effected by the delivery of written notice of termination to the Licensee, and upon the delivery of such written notice to the Licensee such license(s) and the application of this Agreement to such Licensee's Business(es) shall, subject to any other provision contained herein which is expressed to survive such termination of this Agreement, be at an end.

12.04 The Licensee acknowledges and agrees that the Licensor may be a tenant of a Club. In the event that: (i) the Licensor's right to occupancy of a Club is terminated for any reason whatsoever, (ii) damage is caused to the Club which necessitates repairs taking in excess of sixty (60) days within which to restore the Club to a condition capable of operation as a retail establishment, and/or
(iii) the Licensor elects to cease operation of a membership warehouse within the Club, this Agreement shall in turn automatically be terminated and of no further force or effect with respect to such Club and the applicable Licensee's Business, subject to the Licensee paying to the Licensor the Licence Fee and Taxes and other monies that are owed to the Licensor hereunder in respect of such Licensee's Business to such date of termination, and notwithstanding any other provision of this Agreement, the Licensor shall bear no responsibility or liability to the Licensee with respect to any damage or loss which the Licensee may occasion by virtue of such termination of this Agreement with respect to such Club and Licensee's Business.

12.05 Notwithstanding anything herein to the contrary, it is specifically agreed between the parties that if at any time the Licensee's quality of merchandise or services, method of operation, merchandise variety, variety of services, and/or financial stability or solvency is not acceptable to the Licensor with respect to any of the Licensee's Businesses, acting reasonably, then the Licensor may give the Licensee written notice to that effect, which notice shall describe the nature of such deficiencies. The Licensee shall have seven (7) days following the receipt by it of such notice within which to correct such deficiencies. If such deficiencies are not satisfactorily corrected within such seven (7) day period in the sole absolute and unfettered discretion of the Licensor, the
Licensor  shall  be  entitled,   at  any  time   thereafter  and  prior  to  the
rectification by the Licensee of any such deficiency, to terminate this Agreement or the license created pursuant to this Agreement in respect of the applicable Licensee's Business(es) and the application of this Agreement to such Licensee's Business(es). Such termination shall be effected by the delivery of written notice of termination to the Licensee, and upon the delivery of such written notice to the Licensee such license(s) and the application of this Agreement to such Licensee's Business(es) shall, subject to any other provision contained herein which is expressed to survive such termination of this Agreement, be at an end.

12.06 Upon any termination of this Agreement in its entirety or with respect to one of the Licensee's Businesses, the Licensee shall, at its sole cost and expense, forthwith following the date that such termination shall be effective:

      (a) immediately return all club badges and security identification which may be in the possession of the Licensee;

      (b) immediately discontinue its use of the applicable Licensed Premise and remove any and all of its merchandise, chattels, trade fixtures, and other property, from such Licensed Premise;

      (c) remove any and all Signs in or about the applicable Licensed Premise; and

      (d) repair any and all damage or alterations caused to the physical installations in the Club in a workmanlike manner so that the Licensed Premise is left in a neat tidy and orderly condition.

The Licensor retains the right to perform any work necessary to remove the merchandise, chattels, trade fixtures, and/or any other property of the Licensee within the Licensed Premise, and bill the Licensee for any and all expenses the Licensor may incur in such process and the Licensee shall forthwith pay same. Notwithstanding anything herein contained, in the event that the Licensee fails to comply with section 12.06(b) within twenty-one (21) days following the date of the termination of this Agreement in its entirety or with respect to a Licensee's Business (as the case may be), the Licensor shall be entitled to retain for its own use, sell, or otherwise deal with such merchandise, chattels, trade fixtures, and/or any other property of the Licensee located therein, without notice and without any liability with respect thereto to the Licensee or any other person. The Licensor shall be entitled to set off any monies owing to it pursuant to this provision which are not paid in accordance with this provision against any monies it may then or in the future owe to the Licensee. The provisions of this section 12.06 shall survive the termination of this Agreement.

12.07 For greater certainty, the parties acknowledge and agree that the rights and remedies available to Licensor under this Article 12 are cumulative and are in addition to and not in substitution for any other rights or remedies available under this Agreement, at law or in equity.

3.00 Indemnity

13.01 The Licensee hereby agrees to indemnify and save the Licensor, its directors, officers, employees, and agents, harmless from and against any and all claims, damages, losses, liabilities, demands, suits, judgements, causes of action, legal proceedings, penalties or other sanctions and any and all costs and expenses arising in connection therewith including legal fees and disbursements on a solicitor and his own client basis (including, without limitation, all such legal fees and disbursements in connection with any and all appeals) which may, either directly or indirectly, in any way result from or arise out of or be in relation to the Licensee's use and/or occupation of the Licensed Premises, the Licensee's business operations, and/or this Agreement (save and except as a result of the negligence and/or recklessness of Licensor and/or its employees), including, without limiting the generality of the foregoing, arising by reason of or in connection with:

      (a) any breach, violation, non-observance or non-performance by the Licensee or by any of its servants, employees, agents, invitees or any other persons for whom it is responsible, of any of the terms or conditions contained in this Agreement;

      (b) any damage to property whether or not owned by the Licensor howsoever occasioned;

      (c) any damage, theft, or other loss in any way related to or in respect of any property, chattels, fixtures, merchandise and/or monies of the Licensee located from time to time in or about a Licensed Premise;

      (d) any illness, disease or injury to any person or persons caused either directly or indirectly by the carrying on of the Licensee's Business(es), including death resulting at any time therefrom;

      (e) any negligent act(s) or omission(s) of the Licensee, or anyone for whose acts it may be responsible at law and/or in equity;

      (f) any claims pertaining to the employment of any of the Licensee's employees, including without limiting the generality of the foregoing, salaries and other compensation, statutory withholdings, and workers compensation;

      (g)   the occurrence of any Material Default;

      (h) the occurrence of any interruption of the business operations of the Licensor in any Club; and/or

      (i) any legal expenses incurred by the Licensor with respect to the exercise of any of its rights under this Agreement with respect to or following a default hereunder by the Licensee, on a solicitor and client basis.

The provisions of this section shall survive and remain in full force and effect following any termination of this Agreement and/or the application of this Agreement to any Licensee's Business.

14.00 Taxes

14.01 Save and except as herein provided, the Licensee shall be solely responsible for bearing the cost of and paying any and all licence fees and taxes, whether presently existing or created during the Term, including without in any way limiting the generality of the foregoing, realty, sales, goods and services, value added, business and corporate taxes, applicable to the Licensee's Businesses and/or the Licensed Premises. Notwithstanding the foregoing, with respect to realty taxes, the parties acknowledge and agree that the Licensor shall bear the cost of and pay same with respect to the Licensed Premises, but only to the amounts applicable to each Licensed Premise as at their respective Commencement Dates. If anything pertaining to this Agreement and/or the use of a Licensed Premise by the Licensee causes the assessed value and/or realty taxes or other taxes payable, whether directly or indirectly, by the Licensor to increase, the Licensee shall forthwith reimburse the full amount of any increase in such realty or other taxes to the Licensor following receipt by the Licensee of a written demand therefor from the Licensor. The Licensor shall be entitled to set off any monies owing to it pursuant to this provision which are not paid in accordance with this provision against any monies it may then or in the future owe to the Licensee. In the event that any such taxes are billed to the Licensor, then the Licensee covenants and agrees to pay the same to the Licensor forthwith following receipt of a written demand therefor from the Licensor.

15.00 Utilities

15.01 The Licensor shall provide lighting, electrical, heating and air-conditioning (collectively the "Utilities"), as is necessary to operate the Licensee's Businesses, however Licensee shall be responsible for constructing and arranging for any telephone/data line(s) required on the Licensed Premises and shall be solely responsible for all costs related thereto. Any such construction must be completed outside of store hours and at times to be approved by Licensor. Further, any cabling in connection therewith shall (i) be white or grey; (ii) follow 90 degree angles; (iii) be in a conduit or panduit coming from the ceiling space to the top of the kiosk on the Licensed Premises; and (iv) be detailed to corporate standards. The Licensee covenants and agrees to reimburse the Licensor for the cost of any physical construction, installations, and/or alterations to a Club and/or its service systems made by the Licensor in order to make the Utilities and rough-ins available at each Licensed Premise. Notwithstanding the foregoing, the Licensor shall not be responsible for any temporary interruption in such services or for any damage to the Licensee's property caused by any temporary interruption in any of such services, power surge, electrical failure, or other mechanical problem.

16.00 Maintenance

16.01 During such times as the Licensee carries on a Licensee's Business, it shall keep, operate and maintain the applicable Licensed Premise in a clean and sanitary condition and shall leave same in a reasonably neat and tidy condition after using same, including without limitation, following the termination of any licence with respect to such Licensee's Business.

      Signs and Advertising

17.01 The Licensee shall not paint, display, install, erect or affix any sign, fixture, advertisement, notice, lettering or decoration (a "Sign") within the Licensed Premises without the prior written consent of the Licensor which may be withheld for any or no reason whatsoever. In addition to the foregoing and without in any way limiting same, any Sign displayed, installed, erected or affixed by the Licensee within or about a Licensed Premise shall be professionally prepared, type set and manufactured, and shall not include any hand written text, script, logos, and/or designs. Any Sign displayed, installed, erected or affixed by the Licensee in contravention of this provision may be removed by the Licensor at any time at the sole cost and expense of the Licensee, and the Licensee shall forthwith reimburse the Licensor for the cost of same following receipt of a written demand therefor from the Licensor.

17.02 The  Licensee  shall,  subject to the  Licensor's  approval as required by section 17.01, at its sole cost and expense provide and install such reasonable number of signs as the Licensor shall determine, acting reasonably, in each Licensed Premise in a conspicuous location in full view of all members at all times the Club is open for business identifying the nature of the Licensee's Business. Letters and numbers are to be a minimum of four inches (4") in scale with a background color which highlights the color of the characters. Such signage is to be located in the Licensed Premises and to compliment the surrounding decor. No Signs in respect of the Licensee's Business shall refer to the Licensee, either directly or indirectly.

17.03 The Licensee shall not release or publish in any way any advertising or written material relating to the Licensee's Businesses, without the prior written approval of the Licensor, which may be withheld for any or no reason. All dealings by the Licensee with its creditors, suppliers, workmen, contractors, agents, employees, and other similar persons in connection with the Licensee's Businesses shall be conducted exclusively in the Licensee's name, and the Licensee shall not in any manner obligate the Licensor on account thereof, and/or suggest to such persons that the Licensor bears any obligation with respect to same.

      Notices

18.01 Any notice or other communication required or permitted to be given by this Agreement shall be in writing and shall be effectively given if:

      (a)   delivered personally

      (b)   sent by prepaid courier service;

      (c)   sent by registered mail; or

      (d) sent by prepaid telecopier, telex or other similar means of electronic communication and confirmed by mailing the original document so sent by prepaid mail on the same or following day,

in the case of notice to:

      (a)   in the case of notice to the Licensor at:

            1940 Argentia Road
            Mississauga,  Ontario
            L5N 1P9

            Attention: Director of Licensee Operations and Robert Rozzi

            Telecopier No. (905) 821-6371

            with a copy to:

            Attention: Mike Carney

            Telecopier No. (905) 816-4387

      (b)   in case of notice to the Licensee at:

            3577996 Canada Inc
            465 St. Jean
            Suite 601
            Montreal, Quebec
            H2Y 2R6

            Attention: Marius Silvasan, President

            Telecopier No. (514) 344-8675

or at such other address as the party to whom such notice or other communication is to be given shall have advised the party giving same in the manner provided in this section. Any notice or other communication delivered personally or by prepaid courier service shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day such notice or other communication shall be deemed to have been given and received on the next following Business Day. Any notice or other communication sent by registered mail shall be deemed to have been given and received on the third Business Day following the date of mailing. Any notice or other communication transmitted by telecopier, telex or other similar form of electronic communication shall be deemed given and received on the day of its transmission provided that such day is a Business Day and such transmission is completed before 5:00 p.m. on such day, failing which such notice or other communication shall be deemed given and received on the first Business Day after its transmission. Regardless of the foregoing, if there is a mail stoppage or labour dispute or threatened labour dispute which has affected or could affect normal mail delivery by the applicable postal service, then no notice or other communication may be delivered by registered mail. If there has been a mail stoppage and if a party sends a notice or other communication by telecopier, telex or other similar means of electronic communication, such party shall be relieved from the obligation to mail the original document in accordance with this section.

      No Liability

19.01 The Licensor shall not be liable or responsible in any way for any death or injury arising from or out of any occurrence in, upon, at, or relating to the Licensee's Businesses and/or the Licensed Premises, or for any loss of or damage or injury to any property, including without limitation the merchandise, chattels, trade fixtures, and/or any other property located therein from time to time, belonging to the Licensee or its employees or to any other person while such property is in the Licensed Premises, whether or not such property has been entrusted to employees of the Licensor, or for any consequential or economic damages, loss or injury or for damages for personal discomfort or inconvenience however caused (including, without limitation, by negligence, fundamental breach of contract or the breach of a fundamental term of any contract), save and except if any of same are the result of the negligence and/or recklessness of the Licensor or any of its employees. All merchandise, chattels, trade fixtures, and/or any other property of the Licensee kept or stored on or in the Licensed Premises shall be so kept or stored at the risk of the Licensee only and the Licensee shall hold the Licensor harmless from and against any claims arising out of damage to same, including, but not limited to, any subrogation claims by the Licensee's insurers.

      No Waiver

20.01 No condoning or waiver by the Licensor of any default or breach by the Licensee at any time or times in respect of any of the obligations, terms, covenants and conditions contained in this Agreement to be performed or observed by the Licensee shall be deemed or construed to operate as a waiver of the Licensor's rights under this Agreement in respect of any continuing or subsequent default or breach nor so as to defeat or affect in any way the rights and remedies of the Licensor under this Agreement in respect of any such continuing or subsequent default or breach. Unless expressly waived in writing, the failure of the Licensor to insist in anyone or more cases upon the strict performance of any of the obligations, terms, covenants and conditions contained in this Agreement to be performed or observed by the Licensee shall not be deemed or construed to operate as a waiver for the future strict performance or observance of such agreements, terms, covenants and conditions.

21.00 Relationship and Assignment

21.01 The rights granted to the Licensee hereby are personal only and create no interest or right in the Club and/or the leasehold interest of the Licensor in the Club. This Agreement shall not create or confer upon the parties hereto, in any way or for any purpose, any relationship except that of contracting parties, and in particular does not create a partnership, a joint venture or a landlord and tenant relationship between the Licensor and the Licensee or an employer-employee relationship between the Licensor and the employees of and other persons rendering services to the Licensee.

21.02 The Licensee shall not assign, transfer or set over this Agreement or any part thereof, any rights therein or thereto, and/or in any way permit anyone other than itself to carry on the Licensee's Business within a Licensed Premise, without having obtained the prior written consent of the Licensor, which consent may be withheld for any reason whatsoever. The Licensor shall be entitled to assign this Agreement in whole or in part to any successor in occupancy of any of the Clubs at any time without the consent of the Licensee, and the Licensee covenants and agrees to execute any documentation which the Licensor shall deem necessary, acting reasonably to evidence that the Licensee thereafter forever releases and discharges the Licensor from its obligations hereunder and covenants and agrees to be bound by the provisions of this Agreement to any such assignee of the Licensor as if such assignee had originally executed this Agreement.

      Entire  Agreement

22.01 This  Agreement  constitutes  the entire  agreement  between  the  parties regarding the  Licensee's  use of the Licensed  Premises.  It is understood  and agreed that there are no agreements, conditions, warranties, terms, representations or arrangements, oral or written, statutory or otherwise, other than those contained herein, and that all prior conversations, understandings, arrangements, statements, communications or agreements, oral or written, with respect to this Agreement are hereby superseded.

      Governing Law

23.01 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

      Time of the Essence

      Time is of the essence of this Agreement and every part hereof.

      Interpretation

25.01 This Agreement shall be read with all changes in gender and number required by the context. The headings contained in this Agreement are for convenience of reference only, and shall not affect the interpretation of this Agreement.

      Payments in Canadian Currency

26.01 All references herein to currency are to Canadian currency and all payments shall be made in Canadian currency

      Severability

27.01 If for any reason whatsoever any term, covenant or condition of this Agreement, or the application thereof to any person, firm or corporation or circumstance, is to any extent held or rendered invalid, unenforceable or illegal, then such term, covenant or condition:

      (a) shall be deemed to be independent of the remainder of this Agreement and to be severable and divisible therefrom, and its invalidity, unenforceability or illegality shall not affect, impair or invalidate the remainder of this Agreement or any part thereof; and

      (b) continues to be applicable to and enforceable to the fullest extent permitted by law against any person and circumstance other than those as to which it has been held or rendered invalid, unenforceable or illegal.

28.00 Force Majeure

28.01 Notwithstanding any other provisions of this Agreement, whenever and to the extent that either party is unable to fulfill or is delayed or restricted in the fulfillment of any of its obligations under this Agreement by reason of any of the following impediments:

            strike;

            lockout;

            war or acts of military authority;

            rebellion or civil commotion;

            material or labour shortage not within the control of such Owners;

            fire, explosion;

            flood, wind, water, earthquake or other casualty;

      8. any applicable lawful statute, by-law, ordinance, regulation or order;

      9.    acts of God, or

      10. any act of the landlord of the club to terminate or deny possession of the Club to the Licensor, whether temporary or not,

not caused by the default, act, or omission of such party and not avoidable or surmountable by the exercise of reasonable effort or foresight by it (save and except with reference to item 10 above for which the Licensor shall have no such obligations whatsoever), then so long as any such impediment exists, such party shall be temporarily relieved from the fulfillment of such obligation and the other party shall not be entitled to compensation for any damage, inconvenience, nuisance or discomfort thereby occasioned and, to the extent necessitated thereby, there shall be a postponement of any deadline, compliance with which would be otherwise adversely affected by such impediment, provided that at the expiration of such temporary relief, such party shall forthwith proceed with fulfillment of such obligation.

      Encumbrance

29.01 The Licensee shall not charge, mortgage, hypothecate, pledge, give a security interest in, or otherwise encumber this Agreement or the fixtures of the Licensee located from time to time within the Licensed Premises without the prior written consent of the Licensor, which consent may be withheld for any or no reason whatsoever.

      Schedules

30.01 The following Schedules whether attached hereto or acknowledged as a separate document shall form a part of this Agreement:

      Schedules "A-1" to "A-4" - Licence Schedules;

      Schedule "B" - New Club Licence Schedule;

      Schedules "C" - Form of Sales Report.

      Successors and Assigns

31.01 Subject to any restrictions herein contained, this Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

32.00 Language

32.01 The parties acknowledge and agree that they have required that this Agreement be prepared in the English language. Les parties reconnaissent avoir exige que les presentes soient redigees en langue anglaise.

      IN WITNESS WHEREOF the parties have executed this Agreement this 28th day of October, 2003, with effect as of the date hereinabove set forth.

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
/s/ [ILLEGIBLE]                        Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                 SCHEDULE "A-1"

                                LICENCE SCHEDULE

The Licensor does hereby grant a non-exclusive licence to the Licensee and the Licensee does hereby accept such licence in accordance with the Licence Agreement between the parties made the 28th day of October, 2003 to carry on a Licensee's Business in or about SAM'S CLUB Warehouse #4837 located at 1899 Brock Road, Pickering, Ontario, L1V 4H7 (the "Club"). For greater certainty, the Licensor shall not have the right to permit the operation by a third party of a cellular telephone service sale kiosk within the Club.

The Commencement Date in respect of the Licensee's Business located in or about this Club shall be the date that the Licensor advises Licensee that the Club will open to its members, which notice shall be given no less than five (5) Business Days in advance. As at the date of execution of this Licence Schedule the Commencement Date in respect of the Licensee's Business located in or about this Club is expected to be October 30, 2003 (the "Currently Expected Commencement Date"). In the event that the aforesaid notice is not delivered to the Licensee by the Licensor, the Commencement Date in respect of the Licensee's Business located in or about this Club shall be the Currently Expected Commencement Date.

The licence created pursuant to this Licence Schedule shall commence on the Commencement Date and, subject to earlier termination as provided for in the Agreement, continue in effect for a term ending at 12:00 midnight on the 29th day of October, 2005 (the "Term").

      IN WITNESS WHEREOF the parties have executed this Licence Schedule this 28th day of October, 2003

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
/s/ [ILLEGIBLE]                        Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                 SCHEDULE" A-2"

                                LICENCE SCHEDULE

The Licensor does hereby grant a non-exclusive licence to the Licensee and the Licensee does hereby accept such licence in accordance with the Licence Agreement between the parties made the 28th day of October, 2003 to carry on a Licensee's Business in or about SAM'S CLUB Warehouse #4844 located at 100 Edgeley Boulevard, Vaughan, Ontario L4K 3Y8 (the "Club"). For greater certainty, the Licensor shall not have the right to permit the operation by a third party of a cellular telephone service sale kiosk within the Club.

The Commencement Date in respect of the Licensee's Business located in or about this Club shall be the date that the Licensor advises Licensee that the Club will open to its members, which notice shall be given no less than five (5) Business Days in advance. As at the date of execution of this Licence Schedule the Commencement Date in respect of the Licensee's Business located in or about this Club is expected to be October 30, 2003 (the "Currently Expected Commencement Date"). In the event that the aforesaid notice is not delivered to the Licensee by the Licensor, the Commencement Date in respect of the Licensee's Business located in or about this Club shall be the Currently Expected Commencement Date.

The licence created pursuant to this Licence Schedule shall commence on the Commencement Date and, subject to earlier termination as provided for in the Agreement, continue in effect for a term ending at 12:00 midnight on the 29th day of October, 2005 (the "Term").

      IN WITNESS WHEREOF the parties have executed this Licence Schedule this 28th day of October, 2003.

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
/s/ [ILLEGIBLE]                        Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                 SCHEDULE" A-3"

                                LICENCE SCHEDULE

The Licensor does hereby grant a non-exclusive licence to the Licensee and the Licensee does hereby accept such licence in accordance with the Licence Agreement between the parties made the 28th day of October, 2003 to carry on a Licensee's Business in or about SAM'S CLUB Warehouse #4848 located at 255 Silver Linden Drive, Richmond Hill, Ontario, L4B 4V5 (the "Club"). For greater certainty, the Licensor shall not have the right to permit the operation by a third party of a cellular telephone service sale kiosk within the Club.

The Commencement Date in respect of the Licensee's Business located in or about this Club shall be the date that the Licensor advises Licensee that the Club will open to its members, which notice shall be given no less than five (5) Business Days in advance. As at the date of execution of this Licence Schedule the Commencement Date in respect of the Licensee's Business located in or about this Club is expected to be October 30, 2003 (the "Currently Expected Commencement Date"). In the event that the aforesaid notice is not delivered to the Licensee by the Licensor, the Commencement Date in respect of the Licensee's Business located in or about this Club shall be the Currently Expected Commencement Date.

The licence created pursuant to this Licence Schedule shall commence on the Commencement Date and, subject to earlier tennination as provided for in the Agreement, continue in effect for a term ending at 12:00 midnight on the 29th day of October, 2005 (the "Term").

      IN WITNESS WHEREOF the parties have executed this Licence Schedule this 28th day of October, 2003.

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
/s/ [ILLEGIBLE]                        Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                 SCHEDULE "A-4"

                                LICENCE SCHEDULE

The Licensor does hereby grant a non-exclusive licence to the Licensee and the Licensee does hereby accept such licence in accordance with the Licence Agreement between the parties made the 28th day of October, 2003 to carry on a Licensee's Business in or about SAM'S CLUB Warehouse #4849 located at 1604 The Queensway, Etobicoke, Ontario, M8Z 1V1 (the "Club"). For greater certainty, the Licensor shall not have the right to permit the operation by a third party of a cellular telephone service sale kiosk within the Club.

The Commencement Date in respect of the Licensee's Business located in or about this Club shall be the date that the Licensor advises Licensee that the Club will open to its members, which notice shall be given no less than five (5) Business Days in advance. As at the date of execution of this Licence Schedule the Commencement Date in respect of the Licensee's Business located in or about this Club is expected to be October 30, 2003 (the "Currently Expected Commencement Date"). In the event that the aforesaid notice is not delivered to the Licensee by the Licensor, the Commencement Date in respect of the Licensee's Business located in or about this Club shall be the Currently Expected Commencement Date.

The licence created pursuant to this Licence Schedule shall commence on the Commencement Date and, subject to earlier termination as provided for in the Agreement, continue in effect for a term ending at 12:00 midnight on the 29th day of October, 2005 (the "Term").

      IN WITNESS WHEREOF the parties have executed this Licence Schedule this 28th day of October, 2003.

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
/s/ [ILLEGIBLE]                        Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                  SCHEDULE "B"

                           NEW CLUB LICENCE SCHEDULE

WHEREAS Wal-Mart Canada Corp. carrying on business as "SAM'S CLUB" (the "Licensor") and 3577996 Canada Inc. (the "Licensee") entered into a Licence Agreement dated the 28th day of October, 2003 (the "Licence Agreement");

AND WHEREAS the Licensor and the Licensee desire that a further membership club warehouse of the Licensor be made subject to the Licence Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants, conditions and agreements herein contained, other good and valuable consideration and the sum of Five Dollars ($5.00) paid by each party to the other (the receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree, each with the other, as follows:

All of the capitalized terms used in this New Club Licence Schedule shall have the meanings ascribed to them in the Licence Agreement unless otherwise defined.

The Licensor does hereby grant a non-exclusive licence to the Licensee and the Licensee does hereby accept such licence in accordance with the Licence Agreement between the parties made the * day of *, 200* to carry on a Licensee's Business in or about SAM'S CLUB Warehouse # * located at * (the "Club"). For greater certainty, the Licensor shall not have the right to permit the operation by a third party of a cellular telephone service sale kiosk within the Club.

The Commencement Date in respect of the Licensee's Business located in or about this Club shall be the date that the Licensor advises Licensee that the Club will open to its members, which notice shall be given no less than five (5) Business Days in advance. As at the date of execution of this Licence Schedule the Commencement Date in respect of the Licensee's Business located in or about this Club is expected to be *, 200* (the "Currently Expected Commencement Date"). In the event that the aforesaid notice is not delivered to the Licensee by the Licensor, the Commencement Date in respect of the Licensee's Business located in or about this Club shall be the Currently Expected Commencement Date.

The licence created pursuant to this New Club Licence Schedule shall commence on the Commencement Date and, subject to earlier termination as provided for in the Licence Agreement, continue in effect for a term ending at 12:00 midnight on the
* day of *, 200* (the "Term").

Upon the execution of this New Club Licence Schedule, the Licensee's Business located in or about this Club shall become subject to the terms of the Licence Agreement.

      IN WITNESS WHEREOF the parties have executed this Licence Schedule this * day of *, 200*.

                                  WAL-MART CANADA CORP., carrying on business as "SAM'S CLUB"

                                  Per: /s/ Randy Edwards c/s
                                       -----------------------------------------
                                       Name: Randy Edwards
                                       Title: Senior Vice-President


                                  3577996 CANADA INC.

                                  Per: /s/ Marius Silvasan c/s
                                       -----------------------------------------
                                       Name: Marius Silvasan
                                       Title:

                                  I have the authority to bind the Corporation.

                                  SCHEDULE "C"

                              FORM OF SALES REPORT

Club Warhouse #: o (all carriers)   Club Warehouse #: o (applicable carrier:   )

---------------------------------   ---------------------------------
                Gross Sales in                      Gross Sales in
                respect of                          respect of
                [Month/Year]                        [Month/Year]
---------------------------------   ---------------------------------
Services                            Services
---------------------------------   ---------------------------------
Approved                            Approved
Merchandise                         Merchandise
---------------------------------   ---------------------------------


Club Warhouse #: o (all carriers)   Club Warehouse #: o (applicable carrier:   )

---------------------------------   ---------------------------------
                Gross Sales in                      Gross Sales in
                respect of                          respect of
                [Month/Year]                        [Month/Year]
---------------------------------   ---------------------------------
Services                            Services
---------------------------------   ---------------------------------
Approved                            Approved
Merchandise                         Merchandise
---------------------------------   ---------------------------------


Club Warhouse #: o (all carriers)   Club Warehouse #: o (applicable carrier:   )

---------------------------------   ---------------------------------
                Gross Sales in                      Gross Sales in
                respect of                          respect of
                [Month/Year]                        [Month/Year]
---------------------------------   ---------------------------------
Services                            Services
---------------------------------   ---------------------------------
Approved                            Approved
Merchandise                         Merchandise
---------------------------------   ---------------------------------


Club Warhouse #: o (all carriers)   Club Warehouse #: o (applicable carrier:   )

---------------------------------   ---------------------------------
                Gross Sales in                      Gross Sales in
                respect of                          respect of
                [Month/Year]                        [Month/Year]
---------------------------------   ---------------------------------
Services                            Services
---------------------------------   ---------------------------------
Approved                            Approved
Merchandise                         Merchandise
---------------------------------   ---------------------------------


All Licensee's Business

---------------------------------
                Gross Sales in
                respect of
                [Month/Year]
---------------------------------
Services
---------------------------------
Approved
Merchandise
---------------------------------